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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 25, 1995
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                          GEOTEK COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)



          Delaware                   0-17581                 22-2358635
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)



20 Craig Road, Montvale, New Jersey                           07645
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(Address of principle executive offices)                   (Zip Code)



Registrant's telephone number, including area code    201-930-9305
                                                    -----------------


                                      N/A
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         (Former name or former address, if changed since last report.)

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Item 5.   Other Events

          On May 25, 1995, Geotek Communications, Inc. (the "Company") sold 531,463 shares of its Series L Cumulative Convertible Preferred Stock, $.01 par value per share ("Series L Stock"), to Toronto Dominion Investments, Inc. ("TDI") for an aggregate purchase price of $5.0 million. In connection with this transaction, Vanguard Cellular Systems, Inc., a stockholder of the Company ("Vanguard"), agreed to purchase an additional 531,463 shares of Series L Stock on September 1, 1995 (the "Funding Date") for an aggregate purchase price of $5.0 million.

          In connection with Vanguard's purchase of the Series L Stock, the parties agreed to modify the terms of certain options (the "Options") to purchase shares of the Company's common stock, $.01 par value per share ("Common Stock"), granted to Vanguard pursuant to that certain Stock Purchase Agreement between the Company and Vanguard dated December 29, 1993. Pursuant to these modifications, the total number of shares of Common Stock subject to the Options was decreased from ten million shares to seven million shares. Of the remaining Options, Options to purchase two million shares of Common Stock at $15.00 per share and two million shares of Common Stock at $16.00 per share expire on the first anniversary of the Funding Date and Options to purchase three million shares of Common Stock at $17.00 per share expire on the second anniversary of the Funding Date. After giving effect to these modifications, Vanguard and TDI each hold one-half of the Options exercisable at $15.00 per share, Vanguard holds six-sevenths of each of the Options exercisable at $16.00 and $17.00 per share, respectively, and TDI holds one-seventh of each of the Options exercisable at $16.00 and $17.00 per share, respectively. Each of Vanguard and TDI may, upon written notice to the Company, extend the expiration date of the Options exercisable at $16.00 and $17.00 per share, respectively, for a period of six (6) months, subject to certain adjustments to the exercise price thereof.


          Each share of Series L Stock is convertible at any time, at the holder's option, into one share of Common Stock, subject to adjustment in certain circumstances. If the price of the Company's Common Stock equals or exceeds $14.11 per share for a specified period, the Company may, at its option, redeem all outstanding shares of Series L Stock for a per share redemption price equal to the stated value of the Series L Stock plus all accrued but unpaid dividends. In addition, in the event of certain circumstances constituting a change of control of the Company, the Company is obligated to offer to redeem all shares of Series L Stock. In either event, the redemption price payable with respect to the Series L Stock may be paid in cash or shares of Common Stock at the Company's option. Holders of Series L Stock are entitled to receive cumulative annual dividends at the rate of 7.5% per annum based on the stated value of $9.408 per share, payable in cash or additional shares of Series L Stock at the Company's option. In addition to any voting rights provided by law, the holders of Series L Stock are entitled to vote, on an as-converted basis, on all matters voted on by holders of Common Stock, voting together as a single class with the other shares entitled to vote, at all meetings of the stockholders of the Company.

          The Company has granted registration rights to TDI and Vanguard with respect to shares of Common Stock held by them, including (i) the shares of Common Stock issuable upon conversion of the Series L Stock; and (ii) any shares of Common Stock issued in full or partial redemption of the Series L Stock.

          As of May 26, 1995, the Company sold 1,162.5 shares of its Series M Cumulative Convertible Preferred Stock, $.01 par value per share ("Series M Stock"), to a group of investors for an aggregate purchase price of $11,625,000.

          Each share of Series M Stock is convertible at any time, at the holder's option, into such number of shares of Common Stock as is determined by dividing (i) the sum of the $10,000 per share stated value plus all accrued but unpaid dividends with respect to such share, by (ii) a conversion price of $9.50 per share, subject to adjustment in certain circumstances. If the price of the Company's Common Stock equals or exceeds $14.25 per share for a specified period after May 26, 1998, the Company may, at its option, redeem all outstanding shares of Series M Stock for a per share redemption price equal to the stated value of the Series M Stock plus all accrued but unpaid dividends. The redemption price payable with respect to the Series M Stock may be paid in cash or shares of Common Stock at the Company's option. Holders of Series M

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Stock are entitled to receive cumulative annual dividends at the rate of 8.5%
per annum based on the stated value of $10,000 per share, payable in cash or shares of Common Stock at the Company's option. In addition to any voting rights provided by law, the holders of Series M Stock are entitled to vote, on an as-converted basis, on all matters voted on by holders of Common Stock, voting together as a single class with the other shares entitled to vote, at all meetings of the stockholders of the Company.

          The Company has granted registration rights to the purchasers of the Series M Stock with respect to (i) the shares of Common Stock issuable upon conversion of the Series M Stock; (ii) any shares of Common Stock issued in full or partial payment of dividends payable with respect to the Series M Stock; and (iii) any shares of Common Stock issued in full or partial redemption of the Series M Stock.

          The summaries of the terms of the Series L Stock and Series M Stock set forth above are qualified in their entirety by reference to the Certificate of Designation of each such series of Preferred Stock, copies of which are filed herewith as Exhibits to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               4.1 Certificate of Designation of Series L Cumulative Convertible Preferred Stock.

               4.2 Certificate of Designation of Series M Cumulative Convertible Preferred Stock.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GEOTEK COMMUNICATIONS, INC.



Date: June 9, 1995            By:     /s/ Yoram Bibring
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                              Name:   Yoram Bibring
                              Title:  Executive Vice President,
                                      Chief Financial Officer and
                                      Chief Operating Officer

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                                 EXHIBIT INDEX



Exhibit No.
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4.1             Certificate of Designation of Series L Cumulative Convertible
                Preferred Stock.

4.2             Certificate of Designation of Series M Cumulative Convertible
                Preferred Stock.